UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-A

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FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

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GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	56-2600575
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1460 Park Lane South, Suite 1 Jupiter, Florida 33458
(Address of principal executive offices) (Zip Code)

Securities to be registered to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.   ☒

Securities Act registration statement file number to which this form relates:  333-144736

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share
(Title of class)

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.

Description of Registrant’s Securities to be Registered.

GelTech Solutions, Inc. hereby incorporates by reference herein the description of its common stock, par value $0.001 per share appearing under the caption “Description of Securities” contained in the Registration Statement on Form SB-2/A, as filed with the Securities and Exchange Commission on December 20, 2007 and as the same may be subsequently amended. Any form of prospectus that constitutes part of the Registration Statement and is subsequently filed by the registrant with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed incorporated by reference herein.

Item 2.

Exhibits.

The registrant hereby incorporates by reference herein the following exhibits to the registrant’s Registration Statement on Form SB-2 and subsequent exhibits contained in later amendments to Form SB-2.

Exhibit Number	Description

3.1	Certificate of Incorporation (1)
3.2	Amended and Restated Bylaws (1)

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(1)

Contained in Form SB-2 filed on July 20, 2007.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 20, 2007

GELTECH SOLUTIONS, INC.

By:	/s/ MICHAEL CORDANI
Name:	Michael Cordani
Title:	Chief Executive Officer